SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  November 23, 2005

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Dell Ave., Campbell, CA                    95008

(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 23, 2005, Focus Enhancements, Inc. (“Focus”) received a letter from The Nasdaq Stock Market notifying Focus that for the last 30 consecutive business days, the bid price of Focus’ common stock had closed below the minimum $1.00 per share price requirement for continued inclusion under Nasdaq Marketplace Rules 4310(c)(4).

A copy of the press release announcing such notice is included as Exhibit 99.1 hereto.

Item 9.01.       Financial Statements and Exhibits

(c)        Exhibits

99.1     Press release “FOCUS Enhancements Receives Nasdaq Bid Deficiency Letter”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date:  November 28, 2005                                        By:          /s/ Gary Williams

                                                                                 Name:     Gary Williams

                                                                                 Title:        VP of Finance and CFO